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                                                                    EXHIBIT 21.1



                         BEASLEY BROADCAST GROUP, INC.
                                  SUBSIDIARIES
                            (STATE OF INCORPORATION)



Beasley Mezzanine Holdings, LLC (DE)
              BRAP Holdings,Inc. (DE)
                       Beasley Reed Acquisition Partnership (DE)
                               WQAM License Limited Partnership (DE)
              Beasley FM Acquisition Corp. (DE)
                       WXTU License Limited Partnership (DE)
                       WJBX License Limited Partnership (DE)
                       WKIS License Limited Partnership (DE)
                       WMGV License Limited Partnership (DE)
                       WAZZ License Limited Partnership (DE)
                       WRXK License Limited Partnership (DE)
                       WFLB License Limited Partnership (DE)
                       WDAS License Limited Partnership (DE)
                       WIKS License Limited Partnership (DE)
                       WXNR License Limited Partnership (DE)
                       WPOW License Limited Partnership (DE)
                       WAEC License Limited Partnership (DE)
                       WWNN License, LLC (DE)
              Beasley Broadcasting of New Jersey, Inc. (DE)
                       WTMR License Limited Partnership (DE)
              Beasley Broadcasting of Coastal Carolina, Inc. (DE)
                       WNCT License Limited Partnership (DE)
              Beasley Broadcasting of Eastern North Carolina, Incorporated (NC)
                       WKML License Limited Partnership (DE)
              Beasley Broadcasting of Eastern Pennsylvania, Inc. (DE)
                       WWDB-AM License Limited Partnership (DE)
              Beasley Broadcasting of Southwest Florida, Inc. (DE)
                       WXKB License Limited Partnership (DE)
              Beasley Radio, Inc. (DE)
                       WJST License Limited Partnership (DE)
              W & B Media, Inc. (NC)
                       WSFL License Limited Partnership (DE)
              Beasley Communications, Inc. (DE)
                       WCHZ License, LLC (DE)
              C S R A Broadcasters, Inc. (GA)
                       WGOR License, LLC (DE)
              Beasley Broadcasting of Augusta, Inc. (DE)
                       WGAC License, LLC (DE)
              Beasley Broadcasting of Boston, Inc. (DE)
                       WRCA License, LLC (DE)